Pension Benefits - Components of Other Comprehensive Income (Loss) Relating to Plans (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other comprehensive income (loss):
Net gain (loss) arising during the period	$ 13,288	$ (14,954)	$ (3,930)
Amortization of net actuarial loss	1,538	7,148	1,484
Plan settlement	(140)	(3,332)	973
Total income (loss)	$ 14,686	$ (11,138)	$ (1,473)